          ----------------------------------------------------------------
                                   MORGAN STANLEY
                                     DEAN WITTER
                                  INDIA INVESTMENT
                                     FUND, INC.
          ----------------------------------------------------------------

                                    ANNUAL REPORT
                                  DECEMBER 31, 1999
                             MORGAN STANLEY DEAN WITTER
                             INVESTMENT MANAGEMENT INC.
                                 INVESTMENT ADVISER






                            MORGAN STANLEY DEAN WITTER
                            INDIA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

John S.Y. Chu
DIRECTOR

Gerard E. Jones
DIRECTOR

Gerard Lahausse de la
Louviere
DIRECTOR

John A. Levin
DIRECTOR

Fergus Reid
DIRECTOR

Samuel T. Reeves
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, the Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 145.81% compared to 88.41% for the u.s. dollar adjusted Bombay Stock Exchange (BSE) National Index (the "Index"). For the period since the Fund's Inception on February 25, 1994 through December 31, 1999, the Fund'S total return, based on net asset value per share, was 62.64% compared to -6.53% for the Index. On December 31, 1999, the closing price of the Fund'S shares on the New York Stock Exchange was $16 1/2 representing a 27.0% discount to the Fund's net asset value per share.

The Indian stock market registered impressive gains over the past year to hopefully mark the end of a grueling four- year long bear market, the most protracted in India's history. The market has shown tremendous resilience in a period where the headline-grabbing events were the fall of a government at the center and heightened tensions on the border with Pakistan. Through it all, the market has powered ahead, on the back of a surge in foreign capital flows and economic and corporate data flow suggestive of a turnaround in the economy.

What encourages us is that not only have we been able to fully participate in the market appreciation but have further added value to the return profile by considerably outperforming the Index. It has always been our endeavor to ensure consistency in performance through a distinct bottom-up approach to investing. Long alternating bull and bear market cycles in India, where we are one of the oldest foreign investors, have taught us the importance of maintaining a certain discipline that in turn has brought about consistent outperformance.

Our investing approach entails that we restrict our universe of stocks in the Fund to companies with a) high-quality, pro-active management that is high on integrity, b) a dominant share in business, c) a rising if not high return on equity profile and d) businesses that do not require routine dilution of capital. It is our effort to try and visit every company prior to investing in its stock and our reliance is more on qualitative inputs and basic corporate strategy than quantitative financials. There is no bias towards a particular investing style and stock selection over the years has reflected an open mind towards buying both growth and value plays.

Performance has been the primary driver of our investing style and so over the years we have bought companies trading at more than 50 times prospective earnings. Similarly, our recent stock purchases have been of companies trading at five times historical earnings but that meet our basic criteria of stock selection as listed above. Overlaid on this essentially bottom-up approach to investing is a consideration for market psychology, macro-economic variables and international trends, all of which we track incessantly and look to have insight in consistently.

An encouraging development, becoming increasingly apparent of late, is the growing influence of international patterns on the Indian industry and equity market. For example, a shift in the sectoral preference from growth to value stocks, seen in the second quarter of the calendar year in the Indian market, was very much a global trend. Similarly, at a broader level, the correlation between global emerging markets and the Indian market has been rising, and so India has been benefiting this year from the revival of interest in emerging markets. Here again, our global experience and exposure puts us in a position to capture such trends in the Fund.

Given the way the portfolio is positioned, we think the Fund should continue to more than capture the market's improving performance for our investors. Our conviction has been strengthened by the trends in the recently concluded national elections which have lent credibility to the growing worldwide belief that good economics now makes for smart politics and India should follow the same path. We then hope for a continuation of both the absolute and relative performance run that should help this Fund be a storehouse of value.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                            TOTAL RETURN (%)
                              ------------------------------------------------------------------------
                                   MARKET VALUE (1)       NET ASSET VALUE (2)        INDEX (3)
                              ------------------------------------------------------------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     -------   ----------     -------   ----------     -------
          One Year               144.44%     144.44%      145.81%       145.81%   88.41%        88.41%
          Five Year               46.67        7.96        61.47         10.06     1.46          0.29
          Since Inception*        18.79        2.99        62.64          8.67    -6.53         -1.15


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                                   [GRAPH]



                                                             YEAR ENDED DECEMBER 31,

                                       1994*           1995           1996         1997          1998           1999
                                       ------         ------         ------       ------        ------         ------
Net Asset Value Per Share ..........  $13.99          $8.91          $8.81         $8.83        $9.19          $22.59
Market Value Per Share .............  $11.25          $9.13          $9.50         $8.38        $6.75          $16.50
Premium/(Discount) .................   -19.6%           2.5%           7.8%         -5.1%       -26.6%          -27.0%
Capital Gains Distributions ........  $ 0.17             --             --            --           --              --
Fund Total Return (2) ..............    0.72%        -36.31%         -1.12%         0.23%        4.08%         145.81%
Index Total Return (3) .............   -7.88%        -31.53%         -6.49%         6.43%      -20.98%          88.41%


(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras.
*    The Fund commenced operations on February 25, 1994.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Portfolio Summary as of December 31,1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                       (98.0%)
Short-Term Investments                   (0.9%)
Fixed Income Securities                  (1.1%)

--------------------------------------------------------------------------------
INDUSTRIES

                                       [CHART]

Automobiles                             (13.8%)
Beverages & Tobacco                      (4.2%)
Broadcasting & Publishing               (18.5%)
Chemicals                                (3.5%)
Data Processing & Reproduction          (26.4%)
Electrical & Electronics                 (4.2%)
Financial Services                       (2.3%)
Health & Personal Care                  (12.3%)
Machinery & Engineering                  (3.2%)
Transportation -- Road & Rail            (2.0%)
Other                                    (9.6%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                  PERCENT OF
                                                  NET ASSETS
                                                  ----------
     1.   Infosys Technology Ltd.                   22.3%
     2.   Zee Telefilms Ltd.                        18.4
     3.   Hero Honda Motors Ltd.                     6.0
     4.   Bharat Heavy Electricals Ltd.              4.2
     5.   Tata Engineering & Locomotive Ltd.         3.1
     6.   Cipla Ltd.                                 2.9%
     7.   Tata Tea Ltd.                              2.7
     8.   Novartis India Ltd.                        2.0
     9.   Container Corp. of India Ltd.              2.0
     10.  Dabur India Ltd.                           1.8
                                                    ----
                                                    65.4%
                                                    ----
                                                    ----

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1999


                                                                          VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (0.3%)
     Phillips India LTD.
                                                       799,510   U.S.$     1,911
                                                                 ---------------
--------------------------------------------------------------------------------
AUTOMOBILES (13.8%)
     Elgi Tyres & Tread Ltd.                            410,100            2,828
     Escorts Ltd.                                       322,041              897
     Hero Honda Motors Ltd.                           1,713,931           44,484
     Motherson Sumi Systems Ltd.                          2,350                6
     Motor Industries Co., Ltd.                          39,942            4,591
(a,b)Patheja Bros. Forgings &
       Stamp Ltd.                                       450,000               --@
     Punjab Tractors Ltd.                               442,570           10,572
     Rane Brakes & Lining Ltd.                            7,200               17
  (a)Rane Madras Ltd.                                   213,100              514
  (a)S.K.F. Bearings Ltd.                                55,256            1,112
     Sundaram Fasteners Ltd.                            394,550            6,433
     Tata Engineering & Locomotive Ltd.               4,936,773           22,811
     TVS Suzuki Ltd.                                    614,622            7,616
                                                                 ---------------
                                                                         101,881
                                                                 ---------------
--------------------------------------------------------------------------------
BANKING (0.3%)
     State Bank of India Ltd.                           509,607            2,633
                                                                 ---------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (4.2%)
     ITC Ltd.                                           740,151           11,315
     Tata Tea Ltd.                                    1,635,049           19,733
                                                                 ---------------
                                                                          31,048
                                                                 ---------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (18.5%)
  (b)New Delhi Television Ltd.                          333,300            1,034
     ZEE Telefilms Ltd.                               5,388,720          135,375
                                                                 ---------------
                                                                         136,409
                                                                 ---------------
--------------------------------------------------------------------------------
CHEMICALS (3.5%)
     Agrevo India Ltd.                                  620,560            7,347
     Asian Paints (India) Ltd.                          298,770            2,541
     Castrol (India) Ltd.                                 2,300               16
     Coates of India Ltd.                               178,150              725
     Colour-Chem Ltd.                                    64,602            3,119
     Dr. Reddy's Laboratories Ltd.                       22,000              729
     ICI India Ltd.                                     402,078            2,073
     Indo Gulf Corp., Ltd.                              475,730              689
     Monsanto Chemicals of India                         99,800            2,786
     Reliance Industries Ltd.                               650                3
     Sudarshan Chemicals Ltd.                           234,552              352
     Supreme Industries Ltd.                            832,900            5,352
                                                                ----------------
                                                                          25,732
                                                                ----------------
--------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION (26.4%)
  (a)Fujitsu Icim Ltd.                                  469,265   U.S.$    7,164
(a,b)HCL Technologies Ltd.                               57,500              767
  (a)Hughes Software Systems                             88,000            8,409
     Infosys Technology Ltd.                            491,890          164,147
     Modi Xerox Ltd.                                  1,077,400            2,985
     Software Solution Integrated Ltd.                  173,400            8,799
     Tata Infotech Ltd.                                 115,575            2,353
                                                                ----------------
                                                                         194,624
                                                                ----------------
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (4.2%)
     Bharat Heavy Electricals Ltd.                    6,338,286           30,598
     Carrier Aircon Ltd.                                102,800              284
                                                                ----------------
                                                                          30,882
                                                                ----------------
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.1%)
  (a)Renewable Energy Ltd.                              47,800                 1
     Shriram Honda Power Equipment Ltd.                318,330               908
                                                                ----------------
                                                                             909
                                                                ----------------
--------------------------------------------------------------------------------
FINANCIAL SERVICES(2.3%)
     HDFC Bank Ltd.                                  1,557,900             5,784
     Housing Development Finance
        Corp., Ltd.                                  1,398,270             9,929
     ICICI Ltd. - New                                       50                --@
  (a)Sundaram Finance Ltd.                             144,800               483
  (b)Tata Finance Ltd.                                 355,000             1,107
     UTI Mastergain                                     24,300                 7
     UTI-MasterShares Ltd.                               5,250                 2
                                                                ----------------
                                                                          17,312
                                                                ----------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (0.7%)
     Smithkline Beecham
        Consumer Health Care Ltd.                      424,077             5,045
                                                                ----------------
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (12.3%)
  (a)Bausch & Lomb India Ltd.                               100               --@
     Cipla Ltd.                                        667,335            21,324
     Dabur India Ltd.                                  490,591            13,308
     E. Merck (India) Ltd.                             336,125             4,945
     Glaxo India Ltd.                                  125,000             2,100
     Hoechst Marion Roussel India Ltd.                 401,000             9,553
     Lupin Laboratories Ltd.                           416,000             5,499
     Marico Industries Ltd.                            283,200             2,174
     Novartis India Ltd.                               495,676            14,583
     Pfizer Ltd.                                            50                 1
     Reckitt & Coleman of India Ltd.                   589,863             4,339
     Smithkline Beecham Pharmaceuticals
        (India) Ltd.                                   342,390             2,379

   The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (CONTINUED)
  (c)Strides Arcolab Ltd.                              540,000      U.S.$  4,966
     Sun Pharmaceutical Industries Ltd.                150,363             5,811
                                                                ----------------
                                                                          90,982
                                                                ----------------
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS (1.3%)
     Apollo Tyres Ltd.                                   2,475                 9
  (a)ITW Signode India Ltd.                          1,077,500             2,335
     MRF Ltd.                                          138,330             6,957
                                                                ----------------
                                                                           9,301
                                                                ----------------
--------------------------------------------------------------------------------
LEISURE & TOURISM (0.7%)
     EIH Ltd.                                          260,400             1,197
     Indian Hotels Co., Ltd.                           519,317             3,785
                                                                ----------------
                                                                           4,982
                                                                ----------------
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (3.2%)
     Chicago Pneumatic India Ltd.                      324,940               799
     Cummins India Ltd.                                398,440             5,239
     Esab India Ltd.                                   564,850               796
  (a)Lakshmi Machine Works Ltd.                         19,268               680
  (a)Lakshmi Synthetic Machinery Ltd.                  137,700                37
     Larsen & Toubro Ltd.                              924,000            11,808
     Rane Madras Ltd.                                  195,700               401
     Revathi-CP Equipment Ltd.                         298,550             2,436
     Thermax Ltd.                                      514,687             1,623
                                                                ----------------
                                                                          23,819
                                                                ----------------
--------------------------------------------------------------------------------
METALS -- STEEL (0.0%)
     Tata Iron & Steel Co., Ltd.                           100                --@
                                                                ----------------
--------------------------------------------------------------------------------
MISC. MATERIALS & COMMODITIES (1.0%)
  (a)Delta International                               570,000                --@
     Essel Packaging Ltd.                              368,075             5,077
     Tata Donnelley Ltd.                               293,250             2,300
                                                                ----------------
                                                                           7,377
                                                                ----------------
--------------------------------------------------------------------------------
RECREATION, OTHER CONSUMER GOODS (1.0%)
     Titan Industries Ltd.                           2,129,069             7,079
                                                                ----------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- INTEGRATED (1.2%)
     Videsh Sanchar Nigam Ltd.                         205,040             8,527
                                                                ----------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (0.5%)
     Bata India Ltd.                                   783,036             2,484
     Madura Coats Ltd.                                 379,550               297
     Mahavir Spinning Mills Ltd.                        10,000                15
     Rajapalayam Mills                                   1,615                66
     Vardhaman Spinning & General Mills Ltd.           332,450               512
                                                                ----------------
                                                                           3,374
                                                                ----------------
--------------------------------------------------------------------------------
TRANSPORTATION -- ROAD & RAIL (2.0%)
     Container Corp. of India Ltd.                   2,557,892    U.S.$   14,407
                                                                ----------------
--------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL & GAS (0.5%)
     Jyoti Structures Ltd.                             167,700               254
     Tata Power Co., Ltd.                            1,900,966             3,168
                                                                ----------------
                                                                           3,422
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (Cost U.S.$343,533)                                                 721,656
                                                                ----------------
--------------------------------------------------------------------------------

                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (1.1%)
--------------------------------------------------------------------------------
CHEMICALS (1.1%)
  (b)Indo Gulf Corp., Ltd. 14.258%
         2/6/00                                 INR       3,000            7,637
                                                                ----------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (0.0%)
  (b)Garware Plastics & Polyester
         Ltd. 16.00%, 5/1/05                                277              183
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES
     (Cost U.S.$10,732)                                                    7,820
                                                                ----------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.0%)
  Chase Securities Inc.
    2.60%, dated 12/31/99,
    due 1/3/00, to be
    repurchased at U.S.$318,
    collateralized by
    U.S.$330 United States
    Treasury Notes, 6.125%,
    due 12/31/01, valued at
    U.S.$329 (Cost U.S.$318)                    U.S.$       318              318
                                                                ----------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.9%)
  Indian Rupee
   (Cost U.S.$7,203)                            INR     313,135            7,199
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (Cost U.S.$361,786)                                  293,241          736,993
                                                                ----------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                    AMOUNT               AMOUNT
                                                     (000)                (000)
--------------------------------------------------------------------------------
OTHER ASSETS (0.2%)
  Cash                                        U.S.$     97
  Foreign Tax Reclaim Receivable                     1,164
  Dividends Receivable                                 363
  Interest Receivables                                 241
  Receivable for Investments Sold                        1
  Other Assets                                          31        U.S.$    1,897
                                                      --------------------------
--------------------------------------------------------------------------------
LIABILITIES (-0.2%)
  Payable For:
    Investment Advisory Fees                           (623)
    Custodian Fees                                     (323)
    Professional Fees                                  (106)
    Directors' Fees and Expenses                        (94)
    Administrative Fees                                 (61)
    Shareholder Reporting Expenses                      (53)
    Other Payables                                     (332)
    Other Liabilities                                  (955)              (2,547)
                                                   -----------------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 32,600,492, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                                U.S.$ 736,343
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   22.59
                                                                ----------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

  Common Stock                                                     U.S.$     326
  Capital Surplus                                                        461,076
  Accumulated Net Investment Loss                                            (94)
  Accumulated Net Realized Loss                                         (100,040)
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                        375,075
--------------------------------------------------------------------------------
     TOTAL NET ASSETS                                              U.S.$ 736,343
                                                                ----------------
--------------------------------------------------------------------------------

(a) -- Non-income producing.
(b) -- Security valued at fair value -- see note A-1 to financial statements.
(c) -- 144A Security -- certain conditions for public sale may exist.
 @  -- Value is less than U.S.$500.
December 31, 1999 exchange rate -- Indian Rupee
       (INR) 43.500=U.S.$1.00

    The accompanying notes are an integral part of the financial statements.

                            MORGAN STANLEY DEAN WITTER
                           INDIA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS
                                                                                                                      YEAR ENDED
                                                                                                               DECEMBER 31, 1999
                                                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .................................................................................................  U.S.$       4,725
  Interest ..................................................................................................                279
  Less: Foreign Taxes Withheld ..............................................................................                 (7)
---------------------------------------------------------------------------------------------------------------------------------
    Total Income ............................................................................................              4,997
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees ..................................................................................              5,310
  Custodian Fees ............................................................................................              1,356
  Administrative Fees .......................................................................................                510
  Professional Fees .........................................................................................                134
  Directors' Fees and Expenses ..............................................................................                102
  Shareholder Reporting Expenses ............................................................................                 75
  Sub-Administrative Fees ...................................................................................                 27
  Transfer Agent Fees .......................................................................................                 16
  Other Expenses ............................................................................................                107
---------------------------------------------------------------------------------------------------------------------------------
    Total Expenses ..........................................................................................              7,637
---------------------------------------------------------------------------------------------------------------------------------
        Net Investment Loss .................................................................................             (2,640)
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold ................................................................................             77,732
  Foreign Currency Transactions .............................................................................               (266)
---------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain .......................................................................................             77,466
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Appreciation on Investments ...............................................................................            362,100
  Depreciation on Foreign Currency Translations .............................................................             (1,432)
---------------------------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation ..........................................................            360,668
---------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation ........................................            438,134
---------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................     U.S.$  435,494
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31, 1999               DECEMBER 31, 1998
                                                                                           (000)                           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss .......................................................   U.S.$   (2,640)                    U.S.$  (1,381)
  Net Realized Gain (Loss) ..................................................           77,466                           (72,863)
  Change in Unrealized Appreciation/Depreciation ............................          360,668                            83,192
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations ......................          435,494                             8,948
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (1,636,300 and 1,470,300 shares, respectively) .......          (13,852)                           (9,693)
---------------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Capital Share Transactions ......          (13,852)                           (9,693)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) .................................................          421,642                              (745)

Net Assets:
  Beginning of Period .......................................................          314,701                           315,446
---------------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss of U.S.$(94)
    and U.S.$(28), respectively) ............................................   U.S.$  736,343                     U.S.$ 314,701
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                            MORGAN STANLEY DEAN WITTER
                           INDIA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND                                                     YEARS ENDED DECEMBER 31,
RATIOS:
                                                       ---------------------------------------------------------------------------
                                                                1999          1998           1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................  U.S.$    9.19 U.S.$     8.83  U.S.$    8.81  U.S.$    8.91   U.S.$   13.99
----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Loss ..............................          (0.08)         (0.04)         (0.07)         (0.08)          (0.16)
   Net Realized and Unrealized Gain (Loss) on
    Investments .....................................          13.33           0.31           0.09          (0.02)          (4.92)
----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations ...............          13.25           0.27           0.02          (0.10)          (5.08)
----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased ..........           0.15           0.09             --             --              --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................  U.S.$   22.59 U.S.$     9.19  U.S.$    8.83  U.S.$    8.81   U.S.$    8.91
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ...............  U.S.$   16.50 U.S.$     6.75  U.S.$    8.38  U.S.$    9.50   U.S.$    9.13
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ......................................         144.44%        (19.40)%       (11.84)%         4.11%         (18.89)%
  Net Asset Value (1) ...............................         145.81%          4.08%          0.23%         (1.12)%        (36.31)%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ...............  U.S.$ 736,343  U.S.$ 314,701  U.S.$ 315,446  U.S.$ 314,423   U.S.$ 318,045
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .............           1.59%          1.97%          2.06%          2.10%           3.16%
Ratio of Net Investment Loss to Average Net Assets ..          (0.55)%        (0.44)%        (0.70)%        (0.85)%         (1.48)%
Portfolio Turnover Rate .............................             34%            24%            25%            28%             28%
----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER INDIA INVESTMENT FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


The Morgan Stanley Dean Witter India Investment Fund, Inc. (formerly Morgan Stanley India Investment Fund, Inc.) (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   The rate of capital gains tax in India is 10% for long-term investments and 30% for short-term investments. The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%. A portion of Foreign Withholding Tax Reclaim Receivable shown in the Statement of Net Assets relates to taxes that will be refunded to the Fund upon the filing of the Fund's Indian tax return for the fiscal year ended March 31, 2000.

   In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any
   year, elect to   pay tax on its net investment income at any rate between
   0% and 35%. As of the date of these financial statements, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

   The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate

                MORGAN STANLEY DEAN WITTER INDIA INVESTMENT FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

   swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

   8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

   9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Purchased Options, Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Securities during the year ended December 31, 1999.

   10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

   Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

   Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

   Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 1999, the Fund made purchases and sales totaling $157,168,000 and $186,178,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $356,571,000, and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $373,223,000, of which $421,902,000 related to appreciated securities and $48,679,000 related to depreciated securities.

At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $98,061,000 available to offset future capital gains of which $18,838,000 will expire on December 31, 2005 and $79,223,000 will expire on December 31, 2006. During the year ended December 31, 1999, the Fund utilized capital loss carryforwards, for U.S. Federal income tax purposes, of approximately $78,036,000. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. During 1999, the Fund incurred $2,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, in certain cases, which may cause the Fund to experience delays or other difficulties in effecting transactions. At December 31, 1999, approximately $55,407,000 of Fund securities were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, were out for dematerialization, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

At December 31, 1999, approximately 54% of the Fund's net assets were invested in shares of 5 Indian issuers.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable under the Plan, totaled $94,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 1999, the Fund repurchased 1,636,300 share or 4.78% of its Common Stock at an average price per share of $8.42, including $82,000 in commissions paid, and an average discount of 26.21% from net asset value per share. For the year ended December 31, 1998, the Fund repurchased 1,470,300 share or 4.12% of its Common Stock at an average price per share of $6.54, including $74,000 in commissions paid, and an average discount of 25.53% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                MORGAN STANLEY DEAN WITTER INDIA INVESTMENT FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Morgan Stanley Dean Witter India Investment Fund, Inc.
(formerly Morgan Stanley India Investment Fund, Inc.)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 18, 2000

                MORGAN STANLEY DEAN WITTER INDIA INVESTMENT FUND, INC.
                       FEDERAL TAX INFORMATION (UNAUDITED)



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

             Morgan Stanley Dean Witter India Investment Fund, Inc. American Stock Transfer & Trust Company
             Dividend Reinvestment and Cash Purchase Plan
             40 Wall Street
             New York, NY 10005
             1-800-278-4353